Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Biozone Pharmaceuticals, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roberto Prego-Novo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  May 23, 2011

/s/ Roberto Prego-Novo
Roberto Prego-Novo Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)